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                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                              OF GLOBIX CORPORATION

         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended March 31, 2003 of Globix Corporation ("the Company").

         I, Robert M. Dennerlein, the Chief Financial Officer of the Company certify that:

                  (iii)    the Form 10-Q fully complies with the requirements of
                           Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or
                           Section 780(d) ); and

                  (iv) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2003

                                                     /s/ Robert M. Dennerlein
                                                     ------------------------
                                                     Name:  Robert M. Dennerlein

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